UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):  January 20, 2005

AMERICAN MEDICAL ALERT CORP.

(Exact Name of Registrant as Specified in Charter)

NEW YORK	333-54992	11-2571221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York		11572
(Address of Principal Executive Offices)		(Zip Code)

(516) 536-5850

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 OTHER EVENTS.

On January 20, 2005, American Medical Alert Corp. issued a press release announcing the incurrence of certain non-recurring charges.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                 None.

(b)                                None.

(c)                                 Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Medical Alert Corp.
(Registrant)

Date:	January 20, 2005	By:	/s/ Jack Rhian
		Name:	Jack Rhian
		Title:	President and COO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated January 20, 2005